UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

SURMODICS, INC.
(Name of Registrant as Specified in Its Charter)

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD
COWEN OVERSEAS INVESTMENT LP
RAMIUS ADVISORS, LLC
RAMIUS VALUE AND OPPORTUNITY ADVISORS LLC
RAMIUS LLC
COWEN GROUP, INC.
RCG HOLDINGS LLC
C4S & CO., L.L.C.
PETER A. COHEN
MORGAN B. STARK
THOMAS W. STRAUSS
JEFFREY M. SOLOMON
DAVID DANTZKER, M.D.
JEFFREY A. MECKLER
JEFFREY C. SMITH

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED DECEMBER 9, 2010

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD

___________, 2010

Dear Fellow Shareholder:

Ramius Value and Opportunity Master Fund Ltd (“Value and Opportunity Master Fund”) and the other participants in this solicitation (collectively, the “Ramius Group”) are the beneficial owners of an aggregate of [2,088,760] shares of common stock of SurModics, Inc. (the “Company”), representing approximately [12]% of the outstanding shares of common stock of the Company.  For the reasons set forth in the attached Proxy Statement, the Ramius Group does not believe that the Board of Directors of the Company is acting in the best interests of its shareholders.  The Ramius Group is therefore seeking your support at the annual meeting of shareholders scheduled to be held at ______________ located at ___ ________, ________, _________ _______ on _______, ________ __, 2011 at __:__ _.m., local time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.
To elect Value and Opportunity Master Fund’s slate of three (3) nominees to the Board of Directors to serve as Class III directors to hold office until the 2014 annual meeting of shareholders and until the election and qualification of their respective successors;

2.	To set the number of directors at [nine (9)]; and

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

The Ramius Group urges you to carefully consider the information contained in the attached Proxy Statement and then support its efforts by signing, dating and returning the enclosed WHITE proxy card today.  The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to the shareholders on or about [__________], 2010.

We are not seeking control of the Board of Directors.  However, we hope that this election contest will send a strong message to the remaining incumbent directors that shareholders are not satisfied with the Company’s poor operational and stock performance and that operational and strategic changes are required now.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free numbers listed on the following page.

Thank you for your support.

Jeffrey C. Smith
Ramius Value and Opportunity Master Fund Ltd

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Value and Opportunity Master Fund’s proxy materials, please call
Innisfree M&A Incorporated at the phone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders Call Toll-Free at: (877) 750-5837
Banks and Brokers Call Collect at: (212) 750-5833

2011 ANNUAL MEETING OF SHAREHOLDERS
OF
SURMODICS, INC.
_________________________

PROXY STATEMENT
OF
RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Ramius Value and Opportunity Master Fund Ltd, a Cayman Islands exempted company (“Value and Opportunity Master Fund”), Cowen Overseas Investment LP, a Cayman Islands limited partnership (“COIL”), Ramius Advisors, LLC, a Delaware limited liability company (“Ramius Advisors”), Ramius Value and Opportunity Advisors LLC, a Delaware limited liability company (“Value and Opportunity Advisors”), Ramius LLC, a Delaware limited liability company (“Ramius”), Cowen Group, Inc., a Delaware corporation (“Cowen”), RCG Holdings LLC, a Delaware limited liability company (“RCG Holdings”), C4S & Co., L.L.C., a Delaware limited liability company (“C4S”), Peter A. Cohen (“Mr. Cohen”), Morgan B. Stark (“Mr. Stark”), Thomas W. Strauss (“Mr. Strauss”), Jeffrey M. Solomon (“Mr. Solomon”), David Dantzker, M.D. (“Dr. Dantzker”), Jeffrey A. Meckler (“Mr. Meckler”) and Jeffrey C. Smith (“Mr. Smith”) (collectively, the “Ramius Group”) are collectively the largest shareholder of SurModics, Inc., a Minnesota corporation (“SRDX” or the “Company”).  Each member of the Ramius Group is a participant in this solicitation.  The Ramius Group does not believe that the Board of Directors of the Company (the “Board”) is acting in the best interests of its shareholders.  The Ramius Group is therefore seeking your support at the annual meeting of shareholders scheduled to be held at ______________ located at ___ ________, ________, _________ _______ on _______, ________ __, 2010 at __:__ _.m., including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.
To elect Value and Opportunity Master Fund’s director nominees, David Dantzker, M.D., Jeffrey A. Meckler and Jeffrey C. Smith (the “Ramius Nominees”), to serve as Class III directors of the Company to hold office until the 2014 annual meeting of shareholders and until the election and qualification of their respective successors;

2.	To set the number of directors at [nine (9)]; and

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

As of the date hereof, the members of the Ramius Group were the beneficial owners of an aggregate of [2,088,760] shares of common stock, $0.05 par value, of the Company (the “Shares”), which represents approximately [12]% of the issued and outstanding Shares, all of which are entitled to be voted at the Annual Meeting.

SRDX has set the close of business on [ ], 2010 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of SRDX is 9924 West 74th Street, Eden Prairie, Minnesota 55344.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were [ ] Shares outstanding.  The participants in this solicitation intend to vote all of their Shares FOR the election of the Ramius Nominees.

THIS SOLICITATION IS BEING MADE BY THE RAMIUS GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.  THE RAMIUS GROUP IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH THE RAMIUS GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE RAMIUS GROUP URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE RAMIUS NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY SRDX MANAGEMENT TO SRDX, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO THE RAMIUS GROUP, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF SRDX, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at

http://www.___________.com

IMPORTANT

Your vote is important, no matter how few Shares you own.  The Ramius Group urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Ramius Nominees.

•	If your Shares are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to the Ramius Group, c/o Innisfree M&A Incorporated in the enclosed envelope today.

•
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your Shares on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to the Ramius Group.  Remember, you can vote for our three nominees only on our WHITE proxy card.  So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions regarding your proxy,
or need assistance in voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY  10022
Shareholders Call Toll-Free at: (877) 750-5837
Banks and Brokers Call Collect at: (212) 750-5833

REASONS FOR THE SOLICITATION

The Ramius Group is the largest shareholder of the Company.  As of the date hereof, the Ramius Group owns in the aggregate a total of [2,088,760] Shares, representing approximately 12% of the issued and outstanding Shares.  As the largest shareholder of SRDX, the Ramius Group has a vested financial interest in the maximization of the value of the Company’s Shares.  Our interests are aligned with the interests of all shareholders: We have one simple goal – to maximize the value of the Shares for all shareholders.

The Ramius Group believes that the Company’s shares are currently trading at a significant discount to intrinsic value.  In our opinion, the discounted share price is in large part due to poor operating performance that has been driven by failed growth investments, failed acquisitions and excessive spending.  Based on SurModics’ recently reported fourth quarter results, management and the Board do not appear to have a strong grasp on the serious business issues facing the Company.  We believe management and the Board need assistance in determining the right strategic direction for the Company and the right path forward to improve shareholder value.  Our nominees have the necessary experience and desire to work constructively with management and the Board to address these issues.  The Ramius Nominees, if elected, will work with the other members of the Board to pursue initiatives that are in the best interests of all shareholders with a goal of maximizing shareholder value.

Specifically, our serious concerns include the following:

•	SRDX’s poor operational performance;

•	SRDX’s poor stock performance;

•	SRDX’s failed growth investments, failed acquisitions and excessive spending; and

•	SRDX’s management and Board do not have a strong grasp of the serious business issues facing the Company.

We believe these factors have contributed to a market valuation that does not reflect the intrinsic value of the Company, with shareholders currently assigning little to no value to SRDX’s operating business.  While general weakness in the stock market and increasing competitive pressures within the industry have impacted the Company, we believe the primary reasons for the poor performance are a misguided growth strategy, bloated corporate overhead and a lack of management execution.

SRDX’s Poor Operating Performance

SRDX’s recent operating performance is cause for serious concern.  Under this Board’s supervision, from fiscal year 2006 to 2010, total revenue was flat while SG&A expense grew by 85.8%.  In addition, we estimate that non-customer R&D expense also grew by 15.3% during that time.  In total, the Company’s operating expenses grew by 79.8% from fiscal year 2006 to 2010 while revenue flat-lined.  As a result, adjusted operating profit declined by 83.5%.

Historical Operating Performance				($ millions)
Fiscal year ended September 30,	2006	2010	Change ($)	Change (%)
Trial Revenue	$69.9	$69.9	$0.0	0.0%
Customer R&D	(4.8)	(18.1)	(13.3)	274.3%
Internal R&D	(15.5)	(17.9)	(2.4)	15.3%
SG&A	(9.9)	(18.5)	(8.5)	85.8%
Trial Operating Expenses	(30.3)	(54.5)	(24.2)	79.8%
Adjusted Operating Profit	$36.2	$6.0	$(30.2)	-83.5%

Note: Revenue excludes one-time gains.
Operating expenses exclude one-time charges and include stock compensation expense. Customer R&D/Internal R&D breakdown based on Ramius internal estimates.

SRDX’s Poor Stock Performance

SRDX’s stock price has materially underperformed the market.  As shown in the table below, SRDX has declined approximately 65%, 83%, and 79% in the last one-, three-, and five-year periods, respectively.

	Stock Performance
	1 year	3 year	5 year
Surmodics Inc.	-64.8%	-83.3%	-78.5%
Russell 2000 Index	17.1%	-8.3%	5.7%
NASDAQ Index	12.1%	-6.3%	11.2%
* Stock performance as of November 16, 2010.

We believe this decline is in large part due to continued poor operating performance driven by failed growth investments, failed acquisitions and excessive spending.  Further, we believe the [___]% decline in stock price since reporting fourth quarter results demonstrates that shareholders have become increasingly uncomfortable with the direction of the Company.

The Ramius Nominees have the Experience Necessary to Enhance Shareholder Value

The Ramius Group, as the largest shareholder of SRDX, has a vested financial interest in the maximization of the value of Shares for all shareholders.  The Ramius Nominees have extensive business development, operating and strategic planning experience, as further discussed in their biographical extracts below.

If elected to the Board, the Ramius Nominees will use their experience and endeavor to work with the other members of the Board to pursue strategic and operational initiatives that are in the best interests of all shareholders with a goal of maximizing shareholder value.  There can be no assurance that these goals will be achieved if the Ramius Nominees are elected.

The Ramius Nominees, if elected, will represent a minority of the Board.  The Ramius Nominees will, subject to their fiduciary duties as directors, work with the other members of the Board to seek to implement the steps that they deem are necessary to maximize shareholder value. Although the Ramius Nominees will not be able to adopt any measures without the support of at least some members of the current Board, we believe that the election of the Ramius Nominees will send a strong message to the Board that operational and strategic changes are required now.

In the event that the Board attempts to use new bylaws or amended bylaws to prevent the shareholders, including the Ramius Group, from accomplishing the objectives described in this Proxy Statement, the Ramius Nominees, if elected, will seek to work with the other Board members to repeal any new or amended bylaws having such an effect, to the extent that the Ramius Nominees determine that such new or amended bylaws are not aligned with the shareholders’ best interests.

Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

On November 10, 2010, Value and Opportunity Master Fund delivered a letter to the Company nominating Dr. Dantzker and Messrs. Meckler and Smith for election as directors to the Board at the Annual Meeting.

On November 17, 2010, Value and Opportunity Advisors delivered a public letter to the Board expressing its disappointment and concern regarding the long-term underperformance of the Company’s business and stock price.  In the letter, Value and Opportunity Advisors stated that a reconstituted Board, mutually agreeable to the Company and the Ramius Group, would be in the best interest of shareholders and necessary for determining the right strategic direction for the Company and the right path forward to improve shareholder value.  The letter further urged the Board to consider the Ramius Nominees, who have the necessary experience and desire to assist the Company in promptly determining the appropriate strategy to address the long-term underperformance of the Company’s business and stock price.

On November 17, 2010, Mr. Smith met with Philip D. Ankeny, interim Chief Executive Officer, Senior Vice President and Chief Financial Officer of the Company, and two members of the Board (the “November 17th Meeting”), to discuss the fundamentals of the business, the Company’s strategy going forward and the Ramius Group’s view that substantial changes needed to be made to the composition of the Board.

On November 19, 2010, Robert C. Buhrmaster, Chairman of the Board, delivered a public letter to Mr. Smith stating that the Board would consider the suggestions proposed at the November 17th Meeting as well as the Ramius Nominees.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Ramius Group is seeking your support at the Annual Meeting to elect the Ramius Nominees in opposition to the Company’s director nominees.  The Ramius Group believes the three (3) Class III directors’ terms expire at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect the Ramius Nominees in opposition to the three (3) SRDX Class III director nominees.  Your vote to elect the Ramius Nominees will have the legal effect of replacing three (3) incumbent directors of SRDX with the Ramius Nominees.  If elected, the Ramius Nominees will represent a minority of the members of the Board.

THE RAMIUS NOMINEES

The Ramius Group has nominated three (3) highly qualified nominees, each of whom, if elected, will exercise his independent judgment in accordance with his fiduciary duties as a director in all matters that come before the Board.  The Ramius Nominees are independent of the Company in accordance with Securities and Exchange Commission (“SEC”) and Nasdaq Stock Market rules on board independence and would seek to maximize value for all shareholders.  If elected, and subject to their fiduciary duties as directors, the Ramius Nominees would have the ability to work with the other members of the Board to take those steps that they deem are necessary or advisable to unlock the Company’s intrinsic value.

Set forth below are the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Ramius Nominees.  This information has been furnished to the Ramius Group by the Ramius Nominees.  The Ramius Nominees are citizens of the United States of America.  The Ramius Nominees have been nominated by Value and Opportunity Master Fund in accordance with the Company’s advance notice bylaw provision.

David Dantzker, M.D. (Age 67) has been a Partner at Wheatley Partners L.P., a venture capital fund, since January 2001. He manages Wheatley’s Life Science and Healthcare investments. Dr. Dantzker was President of North Shore-LIJ Health System, one of the largest academic health care systems in the country, with annual revenue of over $3 billion. He also co-founded the North Shore-LIJ Research Institute to direct and coordinate basic science research for the North Shore-LIJ Health System. He is a former Chair of the American Board of Internal Medicine, the largest physician-certifying board in the United States. Dr. Dantzker served on the board of directors of Datascope Corp. from January 2008 through its acquisition by Getinge AB in January 2009.  Dr. Dantzker holds a B.A. in Biology from New York University, and received his M.D. from the State University of New York at Buffalo School of Medicine. Dr. Dantzker sits on the boards of directors of several Wheatley MedTech portfolio companies including Oligomerix, Comprehensive Neurosciences, NovaRay Medical, Inc., Visionsense, Ltd., a private high-end medical technology company, and Advanced Biohealing Inc., a private specialty biotechnology company.  Dr. Dantzker has also served on the faculty and in leadership positions of four major research-oriented medical schools, has authored or co-authored 130 research papers and five textbooks and is an internationally recognized expert in the area of pulmonary medicine and critical care.  His extensive management experience in a variety of roles, and board and board committee leadership experience, enable Dr. Dantzker to provide the Company with valuable financial and executive insights and make him well qualified for membership on the Company’s Board.  The principal business address of Dr. Dantzker is c/o Wheatley Partners, L.P., 80 Cuttermill Road, Great Neck, New York 11021.  As of the date hereof, Dr. Dantzker does not directly own any securities of SRDX nor has he made any purchases or sales of any securities of SRDX during the past two years.  Dr. Dantzker, as a member of the Ramius Group, is deemed to be the beneficial owner of the Shares owned by the members of the Ramius Group.  For information regarding purchases and sales during the past two years by the members of the Ramius Group of securities of SRDX that are deemed to be beneficially owned by Dr. Dantzker, see Schedule I.

Jeffrey A. Meckler (Age 44) is a Managing Director of the Andra Group, LLC (the “Andra Group”).  He is responsible for assisting select investors and biotechnology companies in exploring strategic options, developing actionable business development plans, engaging potential partners in business development discussions, analyzing key corporate issues, facilitating acquisition processes and negotiating agreements.  Prior to joining the Andra Group in January 2009, Mr. Meckler was an Investment Analyst with Ridgeback Capital Management (“Ridgeback”), from July 2007 until January 2009.  While at Ridgeback, Mr. Meckler analyzed and originated investment opportunities in healthcare, particularly biotechnology and pharmaceutical companies, for a leading private investment fund and assisted in the management of certain private company investments, including public and private investments, structured finance deals and royalty purchases.  Prior to July 2007, Mr. Meckler was with Pfizer Inc. (“Pfizer”), the world’s largest research-based, global biopharmaceutical company, for seventeen years where he held positions with increasing roles of responsibility.  In his most recent position at Pfizer as an Executive Director in Worldwide Business Development, he led a team that oversaw all aspects of acquisitions and divestitures, from overseeing the technical and commercial reviews to managing outside advisors, lawyers and investment bankers in connection with numerous deals, including multi-billion dollar transactions.  Mr. Meckler holds a Juris Doctor degree from Fordham University School of Law and Master of Science and Bachelor of Science degrees from Carnegie Mellon University, Pittsburgh, PA.  Mr. Meckler’s extensive business development, operating and strategic planning experience managing all aspects of mergers, acquisitions and divestitures along with his proven track record of success in executive positions would make him a valuable addition to the Company’s Board.  The principal business address of Mr. Meckler is c/o The Andra Group, LLC, 740 Broadway, 9th Floor, New York, New York 10003.  As of the date hereof, Mr. Meckler does not directly own any securities of SRDX nor has he made any purchases or sales of any securities of SRDX during the past two years.  Mr. Meckler, as a member of the Ramius Group, is deemed to be the beneficial owner of the Shares owned by the members of the Ramius Group.  For information regarding purchases and sales during the past two years by the members of the Ramius Group of securities of SRDX that are deemed to be beneficially owned by Mr. Meckler, see Schedule I.

Jeffrey C. Smith (Age 38) is a Partner Managing Director of Ramius, a subsidiary of Cowen. He is the Chief Investment Officer of Value and Opportunity Master Fund. Mr. Smith is a member of Cowen’s Operating Committee and Cowen’s Investment Committee.  Prior to joining Ramius in January 1998, he served as Vice President of Strategic Development for The Fresh Juice Company, Inc. While at Fresh Juice, Mr. Smith helped orchestrate three acquisitions quadrupling sales and doubling market value. He later initiated and completed the sale of The Fresh Juice Company to The Saratoga Beverage Group, Inc. He was the Chairman of the Board of Phoenix Technologies Ltd., a provider of core systems software products, services and embedded technologies, from November 2009 until the sale of the company to Marlin Equity Partners and certain of its affiliates in November 2010.  He also served as a director of Actel Corporation, a provider of power management solutions, from March 2009 until its sale to Microsemi Corporation in October 2010.  Mr. Smith is a former member of the board of directors of S1 Corporation, Kensey Nash Corp., The Fresh Juice Company, Inc., and Jotter Technologies, Inc., an internet infomediary company. Mr. Smith served as a member of the Management Committee for Register.com, which provides internet domain name registration services. He began his career in the Mergers and Acquisitions department at Société Générale. Mr. Smith is a General Securities Registered Representative.  As the Chief Investment Officer of Ramius, he has significant experience evaluating companies from a financial, operational, and strategic perspective to identify inefficiencies and the resulting opportunities for value creation. His extensive experience in a variety of industries together with his management experience in a variety of roles enable Mr. Smith to provide the Company with valuable financial and executive insights and make him well qualified to sit on the Company’s Board. The principal business address of Mr. Smith is c/o Ramius LLC, 599 Lexington Avenue, 20th Floor, New York, New York 10022.  As of the date hereof, Mr. Smith does not directly own any securities of SRDX nor has he made any purchases or sales of any securities of SRDX during the past two years.  Mr. Smith, as a member of the Ramius Group, is deemed to be the beneficial owner of the Shares owned by the members of the Ramius Group.  For information regarding purchases and sales during the past two years by the members of the Ramius Group of securities of SRDX that are deemed to be beneficially owned by Mr. Smith, see Schedule I.

Ramius has signed compensation letter agreements with Dr. Dantzker and Mr. Meckler (the “Compensation Letter Agreements”) regarding compensation to be paid to Dr. Dantzker and Mr. Meckler for their agreement to be named and to serve as Ramius Nominees and for their services as a director of SRDX, if elected.  Pursuant to the terms of the Compensation Letter Agreements, Ramius has agreed to pay each of Dr. Dantzker and Mr. Meckler (i) $10,000 in cash as a result of the submission by Value and Opportunity Master Fund of its nomination of each of Dr. Dantzker and Mr. Meckler to SRDX and (ii) $10,000 in cash upon the filing of a definitive proxy statement with the SEC relating to a solicitation of proxies in favor of each of Dr. Dantzker’s and Mr. Meckler’s election as a director at the Annual Meeting.  Pursuant to the Compensation Letter Agreements, each of Dr. Dantzker and Mr. Meckler agrees to use such compensation to acquire securities of SRDX (the “Nominee Shares”) at such time that such Nominee shall determine, but in any event no later than 14 days after receipt of such compensation.  If elected or appointed to serve as a director of the Board, each of Dr. Dantzker and Mr. Meckler agrees not to sell, transfer or otherwise dispose of any Nominee Shares within two (2) years of their election or appointment as a director; provided, however, in the event that the SRDX enters into a business combination with a third party, each of Dr. Dantzker and Mr. Meckler may sell, transfer or exchange the Nominee Shares in accordance with the terms of such business combination.

Value and Opportunity Master Fund and certain of its affiliates have signed letter agreements pursuant to which they agree to indemnify each of Dr. Dantzker and Mr. Meckler against claims arising from the solicitation of proxies from SRDX shareholders in connection with the Annual Meeting and any related transactions.

On November 17, 2010, Value and Opportunity Master Fund, COIL, Ramius Advisors, Value and Opportunity Advisors, Ramius, Cowen, RCG Holdings, C4S, Dr. Dantzker and Messrs. Cohen, Stark, Strauss, Solomon, Meckler and Smith (collectively the “Group”) entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of SRDX, (b) the Group agreed to solicit proxies or written consents for the election of the Ramius Nominees, or any other person(s) nominated by Value and Opportunity Master Fund, to the Board at the Annual Meeting (the “Solicitation”), and (c) Value and Opportunity Master Fund and COIL agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations.

Other than as stated herein, there are no arrangements or understandings between members of the Ramius Group and any of the Ramius Nominees or any other person or persons pursuant to which the nomination of the Ramius Nominees described herein is to be made, other than the consent by each of the Ramius Nominees to be named in this Proxy Statement and to serve as a director of SRDX if elected as such at the Annual Meeting.  None of the Ramius Nominees are a party adverse to SRDX or any of its subsidiaries or has a material interest adverse to SRDX or any of its subsidiaries in any material pending legal proceedings.

The Ramius Group does not expect that the Ramius Nominees will be unable to stand for election. In the event that any Ramius Nominee is unable to serve or for good cause will not serve, the Ramius Group may seek to replace such Ramius Nominee with a substitute nominee to the extent substitution is permissible under the Company’s advance notice provision in the Bylaws and applicable law. In the case that the Ramius Group is permitted to substitute a nominee, the Ramius Group will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to any substitute nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Only in such case will the Shares represented by the enclosed WHITE proxy card be voted for substitute nominees.  In addition, Value and Opportunity Master Fund reserves the right to challenge any action by SRDX that has, or if consummated would have, the effect of disqualifying the Ramius Nominees. Value and Opportunity Master Fund reserves the right to nominate additional persons, to the extent this is not prohibited under the Bylaws or applicable law, if SRDX increases the size of the Board above its proposed size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Value and Opportunity Master Fund that any attempt to increase the size of the Board above its proposed size or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL NO. 2

NUMBER OF DIRECTORS

 The Company’s Restated Bylaws (the “Bylaws”) provide that the number of directors, which shall not be less than three (3), shall be determined annually by the shareholders. The Company has proposed that the number of directors be set at [nine (9)]. The Bylaws also provide for the election of three (3) classes of directors with terms staggered so as to require the election of only one class of directors each year, and further that each class be equal in number, or as nearly as possible.  The Board is currently composed of nine (9) directors divided into three classes, Class I, Class II and Class III.  Only directors who are members of Class III will be elected at the Annual Meeting.

Under applicable Minnesota law, approval of the proposal to set the number of directors at [nine (9)] requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by Proxy at the Annual Meeting with authority to vote on such matter.

WE DO NOT OBJECT TO THIS PROPOSAL THAT THE NUMBER OF DIRECTORS BE SET AT [NINE (9)].

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011, subject to ratification of this appointment by the shareholders of the Company.  The Company is submitting the selection of Deloitte & Touche LLP for ratification of and approval by the shareholders at the Annual Meeting.

WE DO NOT OBJECT TO THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2011.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Shareholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, the Ramius Group believes that the only outstanding class of securities of SRDX entitled to vote at the Annual Meeting is the Shares.

Shares represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Ramius Nominees to the Board, FOR the number of directors to be set at [_____], FOR the ratification of the Board’s appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2011, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

You are being asked to elect the Ramius Nominees. The enclosed WHITE proxy card may only be voted for the Ramius Nominees and does not confer voting power with respect to the Company’s nominees.  Accordingly, you will not have the opportunity to vote for any of the Company’s nominees.  You can only vote for the Company’s nominees by signing and returning a proxy card provided by SRDX.  Shareholders should refer to the SRDX proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.  The participants in this solicitation intend to vote all of their Shares in favor of the Ramius Nominees.

QUORUM

A majority of the outstanding Shares represented at the Annual Meeting in person or by proxy will constitute a quorum for the transaction of business.

VOTES REQUIRED FOR APPROVAL

Election of Directors.  The election of each Class III director requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present. Negative votes will not affect the outcome of the election of directors.

Approval to set the Number of Directors at [Nine (9)] and Ratification of Selection of Deloitte & Touche LLP.    Under applicable Minnesota law, approval of the proposal to set the number of directors at [nine (9)], and ratification of the appointment of the Company’s independent registered public accounting firm each requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by Proxy at the Annual Meeting with authority to vote on such matter, but not less than the affirmative vote of 4,367,941 shares.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

ABSTENTIONS AND BROKER NON-VOTES

Abstentions and broker “non-votes” will count as votes present for the purpose of determining whether a quorum is present.  Abstentions and broker “non-votes” will not be counted as votes cast in the election of directors, which requires the affirmative vote of a plurality of the votes cast or shares voting on the matter.  Similarly, abstentions and broker non-votes will have no effect on the voting to approve that the number of directors be set at [nine (9)] or to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011, each of which requires the affirmative vote of a majority of the votes cast or shares voting on the matter, but not less than the affirmative vote of [________].

REVOCATION OF PROXIES

Shareholders of SRDX may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Ramius Group in care of Innisfree M&A Incorporated at the address set forth on the back cover of this Proxy Statement or to SRDX at 9924 West 74th Street, Eden Prairie, Minnesota 55344, or any other address provided by SRDX.  Although a revocation is effective if delivered to SRDX, the Ramius Group requests that either the original or photostatic copies of all revocations be mailed to the Ramius Group in care of Innisfree M&A Incorporated at the address set forth on the back cover of this Proxy Statement so that the Ramius Group will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date and the number of outstanding Shares represented thereby.  Additionally, Innisfree M&A Incorporated may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Ramius Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE RAMIUS NOMINEES TO THE BOARD, FOR THE NUMBER OF DIRECTORS TO BE SET AT [NINE (9)] OR FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Ramius Group.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Value and Opportunity Master Fund has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $[_______], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Value and Opportunity Master Fund has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Value and Opportunity Master Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately [__] persons to solicit SRDX shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Ramius Group. Costs of this solicitation of proxies are currently estimated to be approximately $[________].  The Ramius Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $[________].  The Ramius Group intends to seek reimbursement from SRDX of all expenses it incurs in connection with this solicitation.  The Ramius Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The principal business of each of Value and Opportunity Master Fund and COIL is serving as a private investment fund.  Value and Opportunity Master Fund has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance shareholder value.  COIL has been formed for the purpose of making equity and debt investments.  The principal business of Value and Opportunity Advisors is acting as the investment manager of Value and Opportunity Master Fund.  The principal business of Ramius Advisors is acting as the general partner of COIL.  Ramius is engaged in money management and investment advisory services for third parties and proprietary accounts and serves as the sole member of each of Value and Opportunity Advisors and Ramius Advisors.  Cowen provides alternative investment management, investment banking, research, and sales and trading services through its business units, Ramius and Cowen and Company.  Cowen also serves as the sole member of Ramius.  RCG Holdings is a significant shareholder of Cowen.  C4S serves as managing member of RCG Holdings.  Messrs. Cohen, Strauss, Stark and Solomon serve as co-managing members of C4S.  Mr. Smith is a Partner Managing Director of Ramius and the Chief Investment Officer of Value and Opportunity Master Fund.  Dr. Dantzker is a Partner at Wheatley Partners L.P. and Mr. Meckler is a Managing Director of The Andra Group, LLC.

The address of the principal office of each of Value and Opportunity Master Fund and COIL is c/o Citco Fund Services (Cayman Islands) Limited, Regatta Office Park, Windward 1, 2nd Floor, PO Box 31106, Grand Cayman KY1-1205, Cayman Islands.  The address of the principal office of each of Ramius Advisors, Value and Opportunity Advisors, Ramius, Cowen, RCG Holdings, C4S and Messrs. Cohen, Stark, Strauss, Solomon and Smith is 599 Lexington Avenue, 20th Floor, New York, New York 10022.  The principal business address of Dr. Dantzker is c/o Wheatley Partners, L.P., 80 Cuttermill Road, Great Neck, New York 11021.  The principal business address of Mr. Meckler is c/o The Andra Group, LLC, 740 Broadway, 9th Floor, New York, New York 10003.

As of the date hereof, Value and Opportunity Master Fund owns directly 1,566,567 Shares and COIL owns directly 522,193 Shares.  By virtue of its relationship with COIL, Ramius Advisors may be deemed to beneficially own the Shares owned directly by COIL.  By virtue of its relationship with Value and Opportunity Master Fund, Value and Opportunity Advisors may be deemed to beneficially own the Shares owned directly by Value and Opportunity Master Fund.  Ramius, by virtue of its relationships with Value and Opportunity Advisors and Ramius Advisors, may be deemed to beneficially own the Shares owned directly by Value and Opportunity Master Fund and COIL.  Cowen, by virtue of its relationship with Ramius, may be deemed to beneficially own the Shares owned directly by Value and Opportunity Master Fund and COIL.  RCG Holdings, by virtue of its relationship with Cowen, may be deemed to beneficially own the Shares owned directly by Value and Opportunity Master Fund and COIL.  C4S, by virtue of its relationship with RCG Holdings, may be deemed to beneficially own the Shares owned directly by Value and Opportunity Master Fund and COIL.  Messrs. Cohen, Stark, Strauss and Solomon, by virtue of their relationships with C4S, may be deemed to beneficially own the Shares owned directly by Value and Opportunity Master Fund and COIL.

As of the date hereof, none of Dr. Dantzker and Messrs. Meckler and Smith directly owned any Shares.

As of the date hereof, the members of the Ramius Group collectively owned an aggregate of 2,088,760 Shares, constituting approximately 12% of the Shares outstanding.  Each member of the Ramius Group, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, is deemed to beneficially own the Shares beneficially owned in the aggregate by the other members of the group.  For information regarding purchases and sales of securities of SRDX during the past two years by the members of the Ramius Group, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of SRDX; (iii) no participant in this solicitation owns any securities of SRDX which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of SRDX during the past two years; (v) no part of the purchase price or market value of the securities of SRDX owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of SRDX, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of SRDX; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of SRDX; (ix) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of SRDX’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which SRDX or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by SRDX or its affiliates, or with respect to any future transactions to which SRDX or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Ramius Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to SRDX or any of its subsidiaries or has a material interest adverse to SRDX or any of its subsidiaries.  With respect to each of the Ramius Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires persons who beneficially own more than 10% of the Shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.  All Section 16 reports were filed timely by the participants except for Forms 3 that were filed late by the Ramius Nominees on December 3, 2010.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Ramius Group is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which the Ramius Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

Any shareholder that intends to present a proposal at the 2012 annual meeting of shareholders (the “2012 Annual Meeting”) must ensure the proposal is received by the Company at the Company’s principal executive offices no later than [________], 2011, for inclusion in the Company’s proxy statement and form of proxy relating to the 2012 Annual Meeting.  Any other shareholder proposal intended to be presented at the 2012 Annual Meeting but not included in the Company’s proxy statement and form of proxy must be received by the Company at the Company’s principal executive offices on or before [________], 2011.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2012 Annual Meeting is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by the Ramius Group that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

THE RAMIUS GROUP HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN SRDX’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON SRDX’S CURRENT DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  PLEASE NOTE THAT THE RAMIUS GROUP WAS NOT INVOLVED IN THE PREPARATION OF SRDX’S PROXY STATEMENT. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF SRDX.

The information concerning SRDX contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

THE RAMIUS GROUP

__________, 2010

SCHEDULE I

TRANSACTIONS IN SECURITIES OF SRDX
DURING THE PAST TWO YEARS

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

RAMIUS VALUE AND OPPORTUNITY MASTER FUND LTD

23,650	07/29/2010
5,100	07/29/2010
1,875	07/30/2010
100	08/02/2010
(2,100)	08/04/2010
(50)	08/06/2010
2,428	08/11/2010
2,200	08/12/2010
50	08/13/2010
2,963	08/13/2010
7,710	08/16/2010
(175)	08/16/2010
75	08/17/2010
3	08/18/2010
3	08/18/2010
425	08/19/2010
2,422	08/19/2010
2,373	08/20/2010
1,475	08/23/2010
175	08/24/2010
2,951	08/24/2010
1,700	08/25/2010
2,525	08/26/2010
425	08/27/2010
1,426	08/30/2010
1,474	08/30/2010
1,300	08/31/2010
3,750	09/13/2010
2,500	09/14/2010
3,750	09/15/2010
3,475	09/16/2010
1,525	09/17/2010
1,227	09/17/2010
6,250	09/20/2010
2,523	09/20/2010
25	10/06/2010

1,061	10/06/2010
7,500	10/07/2010
421	10/07/2010
1,364	10/07/2010
212	10/08/2010
1,500	10/11/2010
7,667	10/12/2010
3,800	10/13/2010
3,475	10/14/2010
4,225	10/15/2010
4,175	10/18/2010
950	10/19/2010

COWEN OVERSEAS INVESTMENT LP

70,950	07/29/2010
15,300	07/29/2010
5,625	07/30/2010
300	08/02/2010
(6,300)	08/04/2010
(150)	08/06/2010
7,282	08/11/2010
6,600	08/12/2010
150	08/13/2010
8,887	08/13/2010
23,130	08/16/2010
(525)	08/16/2010
225	08/17/2010
7	08/18/2010
8	08/18/2010
1,275	08/19/2010
7,267	08/19/2010
7,117	08/20/2010
4,425	08/23/2010
525	08/24/2010
8,851	08/24/2010
5,098	08/25/2010
7,575	08/26/2010
1,275	08/27/2010
4,277	08/30/2010
4,423	08/30/2010
3,900	08/31/2010
11,250	09/13/2010
7,500	09/14/2010
11,250	09/15/2010
10,425	09/16/2010

4,575	09/17/2010
3,682	09/17/2010
18,750	09/20/2010
7,568	09/20/2010
75	10/06/2010
3,181	10/06/2010
22,500	10/07/2010
1,264	10/07/2010
4,092	10/07/2010
637	10/08/2010
4,500	10/11/2010
23,001	10/12/2010
11,400	10/13/2010
10,425	10/14/2010
12,675	10/15/2010
12,525	10/18/2010
2,850	10/19/2010

SCHEDULE II

The following table contains information from SRDX’s [____] Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on [__________], 2010

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many Shares you own, please give the Ramius Group your proxy FOR the election of the Ramius Nominees by taking three steps:

●	SIGNING the enclosed WHITE proxy card,

●	DATING the enclosed WHITE proxy card, and

●	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE proxy card representing your Shares.  The Ramius Group urges you to confirm in writing your instructions to the Ramius Group in care of Innisfree M&A Incorporated at the address provided below so that the Ramius Group will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree M&A Incorporated at the address set forth below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY  10022
Shareholders Call Toll-Free at: (877) 750-5837
Banks and Brokers Call Collect at: (212) 750-5833

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED DECEMBER 9, 2010

SURMODICS, INC.

2011 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE RAMIUS GROUP

THE BOARD OF DIRECTORS OF SURMODICS, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints [__________] and [__________], and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of SurModics, Inc. (“SRDX” or the “Company”) which the undersigned would be entitled to vote if personally present at the 2011 Annual Meeting of Shareholders of the Company scheduled to be held at ______________ located at ___ ________, ________, _________ _______ on _______, ________ __, 2011 at __:__ _.m., local time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Ramius Group a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with the Ramius Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THE RAMIUS GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL NO. 1

Proposal  No. 1 – The Ramius Group’s proposal to elect David Dantzker, M.D., Jeffrey A. Meckler and Jeffrey C. Smith as Class III directors of the Company.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	David Dantzker, M.D. Jeffrey A. Meckler Jeffrey C. Smith	[ ]	[ ]	[ ] ________________ ________________

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR RAMIUS NOMINEE, MARK THE “FOR ALL NOMINEES EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW.  YOUR SHARES WILL BE VOTED FOR THE REMAINING RAMIUS NOMINEE(S).

THE RAMIUS GROUP MAKES NO RECOMMENDATION ON PROPOSAL NO. 2

Proposal  No. 2 – The Company’s proposal to set the number of directors at [NINE (9)].

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE RAMIUS GROUP MAKES NO RECOMMENDATION ON PROPOSAL NO. 3

Proposal  No. 3 – The Company’s proposal for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.